SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2017

Date of Report

(Date of Earliest Event Reported)

ANUTRA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STILL SOUND ACQUISITION CORPORATION

(Former Name of Registrant as Specified in its Charter)

Delaware	000-55740	81-4625032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

248 Hatteras Avenue

Clermont, Florida 34711

(Address of principal executive offices) (zip code)

321-221-0233

(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This amended Form 8-K is filed to attach the exhibit 3.1 namely the amendment to the certificate of incorporation changing the name of the registrant. Otherwise the material text of this report remains unchanged.

ITEM 5.03 Amendments to Articles of Incorporation

The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Anutra Corporation. and filed such change with the State of Delaware.

EXHIBITS

3.1.	Amendment to Certificate of Incorporation changing the name

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ANUTRA CORPORATION

Date: August 9, 2018	/s/ Angelo S. Morini
President

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